UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2007

FedEx Corporation
 (Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2007, the Board of Directors of FedEx Corporation approved certain changes to the company’s pension plans, in which the named executive officers participate: the FedEx Corporation Employees’ Pension Plan (the “Pension Plan”), which is a tax-qualified, defined benefit pension plan; and the FedEx Corporation Retirement Parity Pension Plan (the “Parity Plan”), which is a supplemental non-tax-qualified plan (frequently called a Supplemental Executive Retirement Plan, or SERP). Effective June 1, 2008, eligible employees who participate in the Pension Plan and the Parity Plan, including the named executive officers, will accrue all future pension benefits under a cash balance formula, which FedEx calls the Portable Pension Account. Benefits previously accrued under the Pension Plan and Parity Plan using a traditional pension benefit formula will be capped as of May 31, 2008, and those benefits will be payable beginning at retirement.

The Board of Directors also approved changes to the company’s tax-qualified, defined contribution 401(k) retirement savings plans, in which the named executive officers participate. The 401(k) plan changes include increasing the annual matching company contribution from $500 to 3.5% of eligible earnings beginning January 1, 2008. In order to provide 100% of the benefits that would otherwise be denied participants in the tax-qualified 401(k) plans due to certain limitations imposed by the federal tax laws, Parity Plan participants, including the named executive officers, will be eligible for additional Portable Pension Account compensation credits equal to 3.5% of any eligible earnings above the maximum compensation limit for tax-qualified plans ($225,000 for 2007).

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure.

A copy of FedEx’s press release, dated February 27, 2007, announcing the pension and 401(k) plan changes is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description
99.1	Press Release of FedEx Corporation dated February 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: February 27, 2007	By:	/s/ John L. Merino

John L. Merino Corporate Vice President and Principal Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of FedEx Corporation dated February 27, 2007.

E-1